PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

Supplement dated November 11, 2020,
to
Prospectuses dated May 1, 2020,
for
PruLife® SVUL Protector® Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

For Contracts generally applied for on or after December 7, 2020, the example provided in the Rider To Provide Lapse Protection section (beginning in the third paragraph) is hereby deleted and replaced with the following.

For example assume a Contract where:
1.the insureds are male age 59 and female age 57 at Contract issuance, both preferred best underwriting classification;
2.a $1,000,000 Basic Insurance Amount, no riders, and a Type A Death Benefit;
3.an annual premium of $10,393 is paid on or before the start of each Contract Year (this illustrated premium amount will provide lapse protection for the life of the insureds);
4.an average Contract Fund net rate of return (all years) of 0%; and
5.no loans or withdrawals.
In this hypothetical scenario the Cash Surrender Value will be insufficient to cover the monthly charges in the middle of Contract Year 39. At that time, however, the No-Lapse Contract Fund will be $231,551. Since the No-Lapse Contract Fund is greater than $0, and there is no Contract Debt, the Contract is protected from lapsing. And, assuming that the Contract Owner continues to pay the $10,393 on each Contract Anniversary, and no loans or withdrawals are taken, the Contract will be protected from lapsing for the life of the insureds.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP139
SVULP20